BROWN ADVISORY FUNDS

Brown Advisory Mid-Cap Growth Fund
(the “Fund”)

Institutional Shares (BAFMX)
Investor Shares (BMIDX)
Advisor Shares (Not Available for Sale)

Supplement dated March 10, 2026
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2025, as supplemented to date
The Board of Trustees (the “Board”) of Brown Advisory Funds (the “Trust”), based upon the recommendation of Brown Advisory LLC (the “Adviser”), the investment adviser to the Fund, has determined to close and liquidate the Fund.  The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on or about April 24, 2026.  Accordingly, the Board approved a Plan of Liquidation and Termination (the “Plan”) that sets forth the manner in which the Fund will be liquidated.
Effective March 12, 2026, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund, except for the reinvestment of dividends and distributions, if any. In addition, the Adviser will begin an orderly transition of the portfolio to cash and cash equivalents, and the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.
Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to April 24, 2026, your shares will be redeemed on April 24, 2026, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.
FOR SHAREHOLDERS WHO HOLD AN IRA DIRECTLY WITH THE FUND: If your IRA is held directly with the Fund, through the Fund’s transfer agent, the closing of the Fund will result in the closure of your IRA. You may contact the Fund’s transfer agent by telephone at 800-540-6807 (toll free) or 414-203-9064 for instructions on performing a trustee-to-trustee transfer, if you intend to transfer your IRA holdings to another IRA provider via a trustee-to-trustee transfer prior to April 24, 2026. If the Fund does not receive an acceptance of transfer from another IRA provider prior to April 24, 2026, your investment in the Fund will be liquidated as a distribution from your IRA, with 10% federal withholding on April 24, 2026 (state withholding may also apply). If you do not perform a trustee-to-trustee transfer prior to distribution, you may still qualify to perform an “indirect rollover” within 60 days from the date you receive your proceeds. You should consult with your tax advisor on the consequences of this redemption and distribution to you. Shareholder inquiries should be directed to the Fund at 800-540-6807 (toll free) or 414-203-9064.
Shareholder inquiries should be directed to the Fund at 800-540-6807 (toll free) or 414-203-9064.
Please retain this supplement for your reference.